UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 28, 2015
(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707
(Commission File No.)

First Northern Community Bancorp
195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

 (707) 678-3041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 28, 2015, First Northern Community Bancorp issued a press release concerning financial results for the 1st quarter of 2015, a copy of which is included as ITEM 9.01  (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

ITEM 7.01  REGULATION FD DISCLOSURE

On April 28, 2015, First Northern Community Bancorp issued a press release concerning financial results for the 1st quarter of 2015, a copy of which is included as ITEM 9.01 (c)  Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01 in accordance with SEC Release No. 33-8216.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit

99.1           Earnings Press Release, dated April 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2015	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
Senior Executive Vice President/
Chief Operating Officer/Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Earnings Press Release, dated April 28, 2015